                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-6441
                                  ----------------------------------------------

                   AMERICAN CENTURY INTERNATIONAL BOND FUNDS
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI                                   64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 816-531-5575
                                                   -----------------------------

Date of fiscal year end: 06-30

                        --------------------------------------------------------
Date of reporting period:  06-30-2007
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

AMERICAN CENTURY INVESTMENTS
Annual Report              June 30, 2007

[photo of summer]

International Bond Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the June 30, 2007 annual report for the American Century® International Bond Fund. This is the second annual report for the fund in the last six months; its fiscal year end changed recently to June 30. This report covers the six months since the last annual report, dated December 31, 2006.

We've compiled this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news and other communications about portfolio strategy, personal finance, government policy, and the markets.

2007 has been an eventful year for us. In the last annual report, we announced the promotion of former international equity chief investment officer (CIO)
Enrique Chang to overall CIO. One of Enrique's immediate challenges was to hire a new international equity CIO, which he accomplished in May, when Mark
On joined us. Mark came to us from AXA Rosenberg, where he most recently served as CIO and managing director of their Asia Pacific operations in
Singapore.

Enrique also hired Steve Lurito to fill our vacant U.S. growth equity CIO position. Steve joined us in July after spending the majority of his career as a growth manager at Warburg Pincus Asset Management. Most recently, he was CIO and partner at MUUS Asset Management LLC.

We also announced this year the promotion of former chief financial officer
Jonathan Thomas to chief executive officer. In June, Jonathan brought Barry
Fink on board to take over as chief operating officer. Barry, like Jonathan, came to us from Morgan Stanley, where he was a managing director.

We've been energized by the skills and experience that Mark, Steve, and Barry bring to our executive leadership team. They've already had a positive impact on the development and management of the products and services we take pride in delivering to you.

[photo of James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . .       2
      Global Fixed-Income Total Returns. . . . . . . . . . . . . . . .       2

INTERNATIONAL BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed Income

HEALTHY GROWTH LIMITED BOND RETURNS

International bond returns were muted during the six months ended June 30,
2007, when the bond markets of many developed countries posted flat to slightly negative returns in dollar terms. The JPMorgan Government Bond Index
- Global (excluding the United States), which is representative of the securities in which the International Bond fund invests, returned just 0.08%
in dollar terms.

Bond returns were limited by solid global growth and rising interest rates.
Indeed, healthy economic growth led the European Central Bank (ECB) to hike short-term interest rates three times during the period in the latest of eight consecutive rate increases. The ECB also raised its economic and inflation forecasts for all of 2007, confident in the pace of continental growth.
Meanwhile, European inflation ran at a 1.9% annual pace through June, bumping up against the 2% upper band of the ECB's inflation target.

Growth was also strong in Great Britain, where the Bank of England (BoE)
raised rates from 5.0% at the end of 2006 to 5.5% by June 30, 2007. The BoE is
focused on bringing down the inflation rate, which ran at a 2.5% annual rate in May, exceeding the BoE's stated 2% inflation target.

The Bank of Japan also raised interest rates during the period, as growth remained on a positive track, even as inflation readings were negative. During the six months, data showed the economy operating near full employment.
However, Japan's core consumer price index (which sets aside prices for such volatile commodities as food and energy) actually declined 0.3% for the 12 months ended in May.

DOLLAR MIXED

In the foreign currency market, the U.S. dollar declined 2.5% against the euro and 2.6% against the British pound, but advanced 3.5% against the Japanese yen. It's worth reminding investors that International Bond is priced daily in dollars, and stronger foreign currencies buy more dollars, so dollar weakness benefits the portfolio's performance.

Global Fixed-Income Total Returns
For the six months ended June 30, 2007*

U.S. DOLLAR RETURNS
U.S. Dollar vs. British Pound                                  -2.60%
U.S. Dollar vs. Euro                                           -2.50%
U.S. Dollar vs. Japanese Yen                                    3.50%

INTERNATIONAL BOND MARKET RETURNS (IN DOLLARS)
JPMorgan Government Bond Index -- Global excluding U.S.         0.08%
JPMorgan Global Traded Government Bond Index                   -0.54%

*Total returns for periods less than one year are not annualized.

------

PERFORMANCE
International Bond

Total Returns as of June 30, 2007
                                              Average Annual Returns
                        6                   5       10        Since     Inception
                        months(1)   1 year  years   years   Inception      Date

INVESTOR CLASS            -0.45%    4.08%   8.20%   5.59%     6.30%       1/7/92

FUND BENCHMARK(2)         0.08%     4.75%   9.44%   6.58%    6.84%(3)       --

JPMORGAN GLOBAL
TRADED GOVERNMENT
BOND INDEX                -0.54%    2.70%   6.22%   5.38%    6.02%(3)       --

Institutional Class       -0.34%    4.33%     --      --      4.80%       8/2/04

Advisor Class             -0.57%    3.86%   7.96%     --      4.33%      10/27/98

(1)  Total returns for periods less than one year are not annualized. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2)  See Index Definitions page.

(3)  Since 12/31/91, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. From the fund's inception to December 31, 1997, the fund benchmark was the J.P. Morgan ECU-Weighted European Index. Since
January 1, 1998, the fund benchmark has been the J.P. Morgan Global Traded
Government Bond Index (excluding the U.S. and with Japan weighted at 15%). The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

International Bond

Growth of $10,000 Over 10 Years

$10,000 investment made June 30, 1997

One-Year Returns Over 10 Years
Periods ended June 30
                   1998    1999   2000    2001    2002     2003     2004    2005   2006    2007

Investor Class    4.40%   2.76%   -2.64% -6.23%  18.64%   22.17%   6.93%   8.30%   0.74%  4.08%

Fund benchmark    4.68%   3.42%   -1.18% -5.97%  19.78%   24.06%   7.90%   9.81%   1.94%  4.75%

JPMorgan Global
Traded
Government Bond
Index             5.87%   3.63%   2.70%  -2.55%  13.73%   16.57%   5.36%   7.82%   -0.58% 2.70%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. From the fund's inception to December 31, 1997, the fund benchmark was the J.P. Morgan ECU-Weighted European Index. Since
January 1, 1998, the fund benchmark has been the J.P. Morgan Global Traded
Government Bond Index (excluding the U.S. and with Japan weighted at 15%). The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
International Bond

Lead Portfolio Manager: Jon Jonsson

PERFORMANCE SUMMARY

International Bond returned -0.45%* for the six months ended June 30, 2007. By comparison, the JPMorgan Global Traded Government Bond Index (JPM GTGBI),
returned -0.54%. The fund's benchmark -- the JPM GTGBI with the U.S. excluded and Japan weighted at 15% -- returned 0.08%. Of course, the portfolio's results reflect operating expenses, while the returns of the indices do not.

Please note that International Bond's fiscal year end changed recently from
December 31 to June 30. This first-time annual report based on the new fiscal year covers only the six months since the fund's last annual report, dated
December 31, 2006.

The portfolio's absolute return during the six months reflected the difficult global investment climate for bonds prevailing in recent months (see the
Market Perspective on page 2). In addition, the performance of the dollar was mixed against some of the world's leading currencies, limiting portfolio gains from changes in currency valuations. According to Lehman Brothers, Eurozone,
U.K., and Japanese bonds returned 0.89%, -1.86%, and -3.87%, respectively, for the six months when converted to U.S. dollar terms.

Relative to the benchmark, our duration -- or interest rate sensitivity --
position detracted from performance. Our country allocations, yield curve, and currency positioning had mixed effects. Add it all up, and the portfolio trailed its benchmark modestly after allowing for management fees.

PORTFOLIO POSITIONING

In terms of the portfolio's interest rate sensitivity, we kept duration slightly longer than the index in U.K. bonds because we believed concerns about a continued run-up in growth and inflation were overdone. Nevertheless, this positioning detracted from relative performance because economic growth came in stronger than expected, inflation ran above the Bank of England's
(BoE) targeted rate, and yields rose.

Looking at International Bond's country allocations, it helped performance to hold an underweight position in Japan, which was the worst-performing major bond market for the six months in dollar terms. In addition, some of our country weightings within the Eurozone helped, particularly an underweight position in Italy versus core European bonds in recent months. However, our overweight position in U.K. bonds versus Eurozone securities detracted from relative results.

Portfolio at a Glance
                                      As of          As of
                                     6/30/07       12/31/06
Weighted Average Maturity           8.4 years      9.1 years
Average Duration (Modified)         6.7 years      6.7 years

Types of Investments in Portfolio
                                    % of net       % of net
                                  assets as of   assets as of
                                     6/30/07       12/31/06
Government Bonds                      60.9%          57.2%
Credit                                32.4%          34.4%
Short-Term Investments                2.4%           4.6%
Temporary Cash Investments            2.3%           2.7%
Other Assets and Liabilities          2.0%           1.1%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------

International Bond

The portfolio's yield curve exposures had a mixed effect on relative performance. First consider that the yield curve steepened (the difference in yield between short- and long-term bonds widened) in the vast majority of the world's major bond markets. Because of our view on the economy, rates, and the prevailing shape of the curve in the local markets, we had a yield curve-steepening bias in place in the U.K., but a yield curve-flattening bias in Japan. As a result, these positions largely offset one another.

Looking at the portfolio's currency allocation, an overweight position in the
British pound and underweight in the Japanese yen benefited relative results.
However, those effects were offset by a modest underweight position in the euro.

PORTFOLIO DIVERSIFIER, NOT INCOME PRODUCER

We should remind shareholders that by investing in high-quality overseas bonds and the local currencies in which they're denominated, International Bond can be a good fit for investors looking to diversify their holdings away from the
U.S. dollar at a time when the greenback is trading at multi-year lows versus many developed-market currencies. However, because currency exchange rates fluctuate, this directly impacts the value of the portfolio's bonds and income stream once converted into U.S. dollars. As a result, International Bond is not ideally suited to investors looking for a steady stream of current income.

STARTING POINT FOR NEXT REPORTING PERIOD

"We continue to focus on the fund's repeatable, multi-layered approach to investing in an effort to identify the best relative values across markets, currencies, countries, and sectors," says portfolio manager Jon Jonsson. "With that in mind, we think growth and inflation in the Eurozone continue to argue for higher rates going forward. Similarly, we think economic conditions in the
U.K. suggest the BoE will raise short term rates to 6.0% by early 2008;
however, market expectations for rates and inflation are significantly higher.
We think that's overdone. As a result, we believe it makes sense to maintain our overweight position in U.K. bonds relative to the Eurozone. We also continue to underweight Japan, where economic data on the whole remains marginally positive."

Bond Holdings by Country
                              % of net       % of net
                            assets as of   assets as of
                               6/30/07       12/31/06
United Kingdom                  24.0%          16.2%
France*                         14.3%          15.7%
Germany*                        12.0%          18.8%
Spain*                          10.3%          11.4%
Japan                           9.0%           8.6%
Italy*                          6.5%           7.5%
Multi-National                  4.6%           1.4%
Belgium*                        3.6%           4.7%
Finland*                        3.4%           3.7%
Denmark                         1.9%           1.1%
Canada                          1.9%           4.2%
Sweden                          1.6%           1.3%
Netherlands *                   1.4%            --
Ireland*                        0.8%           0.9%
Australia                       0.4%           0.7%
Cash and Equivalents**          4.3%           3.8%

* These countries are members of the Eurozone.

** Includes temporary cash investments and other assets and liabilities.

------

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------

                                                Expenses Paid
                         Beginning    Ending        During
                          Account     Account      Period*      Annualized
                           Value       Value       1/1/07 -       Expense
                           1/1/07     6/30/07      6/30/07        Ratio*
ACTUAL
Investor Class             $1,000     $995.50       $4.11          0.83%
Institutional Class        $1,000     $996.60       $3.12          0.63%
Advisor Class              $1,000     $994.30       $5.34          1.08%

HYPOTHETICAL
Investor Class             $1,000    $1,020.68      $4.16          0.83%
Institutional Class        $1,000    $1,021.67      $3.16          0.63%
Advisor Class              $1,000    $1,019.44      $5.41          1.08%

*  Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------

SCHEDULE OF INVESTMENTS
International Bond

JUNE 30, 2007

Principal Amount                                                             Value

Government Bonds - 60.9%

BELGIUM - 1.5%
Euro         14,550,000  Kingdom of Belgium, 8.00%, 3/28/15           $ 23,981,359
                                                                    --------------
CANADA - 1.9%
Euro          3,500,000  Government of Canada, 4.875%, 7/7/08            4,761,984
CAD          18,400,000  Government of Canada, 3.75%, 9/1/11            16,783,702
CAD           8,501,000  Government of Canada, 5.75%, 6/1/33             9,539,327
                                                                    --------------
                                                                        31,085,013
                                                                    --------------
DENMARK - 1.9%
DKK         167,000,000  Kingdom of Denmark, 6.00%, 11/15/09            31,317,234
                                                                    --------------
FINLAND - 3.4%
Euro         40,000,000  Government of Finland, 5.00%, 4/25/09          54,602,797
                                                                    --------------
FRANCE - 7.2%
Euro         11,100,000  Government of France, 3.50%, 4/25/15           13,976,208
Euro         24,400,000  Government of France, 3.25%, 4/25/16           29,849,680
Euro          5,300,000  Government of France, 5.00%, 10/25/16           7,380,294
Euro         14,050,000  Government of France, 5.50%, 4/25/29           20,934,995
Euro          6,800,000  Government of France, 5.75%, 10/25/32          10,540,910
Euro         25,080,000  Government of France, 4.75%, 4/25/35           33,958,186
                                                                    --------------
                                                                       116,640,273
                                                                    --------------
GERMANY - 4.2%
Euro         17,940,000  German Federal Republic, 5.625%, 1/4/28        27,073,398
Euro          6,150,000  German Federal Republic, 4.75%, 7/4/28          8,351,164
Euro         23,880,000  German Federal Republic, 4.75%, 7/4/34         32,511,639
                                                                    --------------
                                                                        67,936,201
                                                                    --------------
ITALY - 6.5%
Euro         44,550,000  Republic of Italy, 5.25%, 8/1/17               62,735,443
Euro         32,070,000  Republic of Italy, 5.00%, 8/1/34               43,352,986
                                                                    --------------
                                                                       106,088,429
                                                                    --------------

Principal Amount                                                             Value

JAPAN - 8.4%
JPY       3,170,000,000  Government of Japan, 1.20%, 3/20/12          $ 25,450,605
JPY       6,686,400,000  Government of Japan, 1.30%, 3/20/15            52,639,838
JPY       1,043,808,000  Government of Japan, 1.10%, 9/10/16             8,368,008
JPY       3,653,000,000  Government of Japan, 1.70%, 12/20/16           29,387,911
JPY         660,000,000  Government of Japan, 1.90%, 6/20/25             5,125,149
JPY       1,901,000,000  Government of Japan, 2.10%, 12/20/26           15,113,332
                                                                    --------------
                                                                       136,084,843
                                                                    --------------
NETHERLANDS - 1.4%
Euro         18,950,000  Kingdom of Netherlands, 4.00%, 1/15/37         22,677,583
                                                                    --------------
SPAIN - 4.3%
Euro         50,500,000  Government of Spain, 5.40%, 7/30/11            70,419,550
                                                                    --------------
SWEDEN - 1.6%
SEK         165,900,000  Government of Sweden, 5.50%, 10/8/12           25,382,242
                                                                    --------------
UNITED KINGDOM - 18.6%
GBP          15,950,000  Government of United Kingdom, 5.00%,
                         3/7/08                                         31,887,896
GBP         105,690,000  Government of United Kingdom, 4.00%,
                         3/7/09                                        206,375,020
GBP           9,100,000  Government of United Kingdom, 8.00%,
                         6/7/21                                         22,983,836
GBP          14,150,000  Government of United Kingdom, 4.25%,
                         6/7/32                                         25,680,881
GBP           7,500,000  Government of United Kingdom, 4.75%,
                         12/7/38                                        14,981,058
                                                                    --------------
                                                                       301,908,691
                                                                    --------------
TOTAL GOVERNMENT BONDS
(Cost $981,612,661)                                                    988,124,215
                                                                    --------------

------

International Bond

Principal Amount                                                             Value

Credit - 32.4%

AUSTRALIA - 0.4%
AUD           8,100,000  New South Wales Treasury Corp., 5.50%,
                         3/1/17                                        $ 6,317,611
                                                                    --------------
FRANCE - 6.8%
Euro         28,050,000  Cie Financement Foncier, 3.625%, 1/28/08       37,799,523
JPY       2,750,000,000  Cie Financement Foncier, 1.25%, 12/1/11        22,122,054
Euro         37,900,000  Dexia Municipal Agency, 3.25%, 7/12/08         50,682,176
                                                                    --------------
                                                                       110,603,753
                                                                    --------------
GERMANY - 7.8%
Euro         43,400,000  DEPFA Deutsche Pfandbriefbank AG,
                         (Covered Bond), 5.50%, 2/12/08                 59,096,303
Euro         44,300,000  Eurohypo AG, (Covered Bond), 3.75%,
                         4/11/11                                        58,032,914
JPY       1,100,000,000  KfW, 2.60%, 6/20/37                             9,020,795
                                                                    --------------
                                                                       126,150,012
                                                                    --------------
IRELAND - 0.8%
Euro         10,000,000  Ulster Bank Finance plc, VRN, 4.25%,
                         9/28/07, resets quarterly off the
                         3-month Euribor plus 0.09% with no caps        13,540,921
                                                                    --------------
JAPAN - 0.6%
JPY       1,280,000,000  Development Bank of Japan, 2.30%,
                         3/19/26                                        10,454,406
                                                                    --------------
MULTI-NATIONAL - 4.6%
GBP          10,550,000  European Investment Bank, 4.75%, 6/6/12        19,995,432
Euro         39,000,000  European Investment Bank, 5.375%,
                         10/15/12                                       54,507,881
                                                                    --------------
                                                                        74,503,313
                                                                    --------------
SPAIN - 6.0%
Euro         43,400,000  AYT Cedulas Cajas VII, 4.00%, 6/23/11          57,156,779
Euro         18,000,000  Banco Bilbao Vizcaya, 4.25%, 9/26/07           24,348,345
Euro          3,804,377  FTA Santander Auto, VRN, 4.15%,
                         8/27/07, resets quarterly off the
                         3-month Euribor plus 0.06% with no caps         5,145,941

Principal Amount                                                             Value
Euro          7,465,932  UCI, VRN, 4.29%, 9/18/07, resets
                         quarterly off the 3-month Euribor plus
                         0.14% with no caps                           $ 10,094,655
                                                                    --------------
                                                                        96,745,720
                                                                    --------------
UNITED KINGDOM - 5.4%
Euro         10,000,000  Barclays Bank plc, VRN, 4.15%, 7/20/07,
                         resets quarterly off the 3-month
                         Euribor plus 0.18% with no caps                13,532,381
Euro         10,000,000  HBOS Treasury Services plc, VRN, 4.24%,
                         9/14/07, resets quarterly off the
                         3-month Euribor plus 0.10% with no caps        13,548,392
GBP          18,500,000  Network Rail MTN Finance plc, 4.875%,
                         3/6/09                                         36,504,953
GBP          12,550,000  Network Rail MTN Finance plc, 4.75%,
                         11/29/35                                       23,763,460
                                                                    --------------
                                                                        87,349,186
                                                                    --------------
TOTAL CREDIT
(Cost $499,530,016)                                                    525,664,922
                                                                    --------------

Short-Term Investments - 2.4%

BELGIUM - 2.1%
Euro     25,000,000      Government of Belgium Treasury Bill,
                         3.98%, 8/16/07(1)                              33,666,960
                                                                    --------------
FRANCE - 0.3%
Euro     4,000,000       Government of France Treasury Bill,
                         3.75%, 8/2/07(1)(2)                             5,396,066
                                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $38,471,727)                                                      39,063,026
                                                                    --------------

Temporary Cash Investments - 2.3%

USD      37,278,000      FNMA Discount Notes, 4.80%, 7/2/07(1)          37,273,030
(Cost $37,273,030)                                                  --------------

TOTAL INVESTMENT SECURITIES - 98.0%
(Cost $1,556,887,434)                                                1,590,125,193
                                                                    --------------
OTHER ASSETS AND LIABILITIES - 2.0%                                     32,773,634
                                                                    --------------
TOTAL NET ASSETS - 100.0%                                           $1,622,898,827
                                                                    ==============

------

International Bond

Futures Contracts
                               Expiration          Underlying Face      Unrealized
    Contracts Purchased           Date             Amount at Value     Gain (Loss)

     314  Canada 10-year 6%     September
          Bond Future             2007                $ 32,744,406     $ (310,114)

   1,326  Euro-Bobl 5-year      September
          6% Future               2007                 190,361,033       (748,355)

      37  Euro-Schatz           September
          2-year 6% Future        2007                   5,132,706         (3,274)

     727  U.K. Treasury         September
          10-year 6% Future       2007                 151,396,608     (2,560,976)

       5  Japan 10-year 6%      September
          Bond Future             2007                   5,360,724        (12,445)
                                                     -------------   -------------
                                                     $ 384,995,477   $ (3,635,164)
                                                     =============   =============

                               Expiration          Underlying Face      Unrealized
       Contracts Sold             Date             Amount at Value     Gain (Loss)

      48  Euro-Bund 10-year     September
          6% Future               2007                 $ 7,194,936      $ (35,527)
                                                     =============   =============

Forward Foreign Currency Exchange Contracts

                                                                            Unrealized
Contracts to Sell                    Settlement Date             Value     Gain (Loss)

         3,011,589  CHF for AUD          7/30/07           $ 2,472,156        $ 22,643
         5,958,330  Euro for AUD         7/30/07             8,072,749       (125,230)
         4,890,388  GBP for AUD          7/30/07             9,813,867        (73,042)
        32,654,147  SEK for AUD          7/30/07             4,782,353        (31,376)
         9,764,096  CHF for CAD          7/30/07             8,015,162          55,850
         1,035,068  GBP for CAD          7/30/07             2,077,140        (26,127)
       218,300,248  JPY for CAD          7/30/07             1,781,492          21,479
       263,526,133  JPY for CAD          7/30/07             2,150,569          30,412
         9,576,892  AUD for Euro         7/30/07             8,115,203        (79,474)
        18,973,051  AUD for Euro         7/30/07            16,077,257       (214,980)
         2,045,320  CHF for Euro         7/30/07             1,678,965           (895)
         2,930,375  CHF for Euro         7/30/07             2,405,489          14,721
        19,627,347  CHF for Euro         7/30/07            16,111,717         (2,975)
           947,616  GBP for Euro         7/30/07             1,901,644        (38,233)
         2,224,351  GBP for Euro         7/30/07             4,463,754        (33,223)
       273,065,521  JPY for Euro         7/30/07             2,228,417          38,100
     1,963,837,525  JPY for Euro         7/30/07            16,026,373         273,411
     3,560,418,203  JPY for Euro         7/30/07            29,055,657         405,423
        97,786,096  NOK for Euro         7/30/07            16,696,212       (198,800)
        26,417,283  SEK for Euro         7/30/07             3,868,935        (34,931)
         1,774,265  Euro for GBP         7/30/07             2,403,895         (9,391)
         6,410,555  Euro for GBP         7/30/07             8,685,453        (70,327)
        26,356,211  Euro for GBP         7/30/07            35,709,179       (315,163)
       262,978,168  JPY for GBP          7/30/07             2,146,097           6,567
       733,846,497  JPY for GBP          7/30/07             5,988,732          72,950
     1,412,118,307  JPY for GBP          7/30/07            11,523,934          97,321
     6,263,975,723  JPY for GBP          7/30/07            51,118,694         750,448
        16,377,069  NOK for GBP          7/30/07             2,796,257        (84,791)
         7,844,172  CAD for JPY          7/30/07             7,385,716          19,879
         1,790,731  Euro for JPY         7/30/07             2,426,203        (29,579)
         3,908,117  Euro for JPY         7/30/07             5,294,981        (42,682)
         6,925,979  Euro for JPY         7/30/07             9,383,786        (24,633)
        15,977,193  Euro for JPY         7/30/07            21,646,982        (47,130)
         6,963,908  GBP for JPY          7/30/07            13,974,938       (189,136)

------

International Bond
                                                                            Unrealized
Contracts to Sell                    Settlement Date             Value     Gain (Loss)

         7,000,213  Euro for NOK         7/30/07           $ 9,484,363      $ (56,689)
         9,787,267  CHF for SEK          7/30/07             8,034,182          73,588
         5,967,911  Euro for SEK         7/30/07             8,085,730        (78,915)
         7,100,087  AUD for USD          7/30/07             6,016,425       (190,590)
         9,538,535  CAD for USD          7/30/07             8,981,051          39,053
        51,014,520  CAD for USD          7/30/07            48,032,955     (1,557,942)
         5,230,687  CHF for USD          7/30/07             4,293,772        (22,052)
        16,083,862  CHF for USD          7/30/07            13,202,937          57,565
        85,477,984  DKK for USD          7/30/07            15,561,738       (115,213)
         1,235,870  Euro for USD         7/30/07             1,674,440         (6,856)
         2,638,684  Euro for USD         7/30/07             3,575,067        (19,269)
         5,200,097  Euro for USD         7/30/07             7,045,443        (69,097)
         8,000,000  Euro for USD         7/30/07            10,838,941       (140,141)
        13,492,668  Euro for USD         7/30/07            18,280,780       (186,109)
        22,339,832  Euro for USD         7/30/07            30,267,516          26,158
        24,500,000  Euro for USD         7/30/07            33,194,258       (234,653)
        52,493,415  GBP for USD          7/30/07           105,342,036     (1,909,008)
         1,323,137  GBP for USD          7/30/07             2,655,227        (31,751)
         4,086,693  GBP for USD          7/30/07             8,201,040        (87,826)
         9,090,200  GBP for USD          7/30/07            18,241,910       (254,922)
        11,220,843  GBP for USD          7/30/07            22,517,614       (340,994)
        49,000,000  GBP for USD          7/30/07            98,331,567       (696,617)
       516,019,410  JPY for USD          7/30/07             4,211,102          83,745
       930,000,000  JPY for USD          7/30/07             7,589,491         141,311
     1,014,436,757  JPY for USD          7/30/07             8,278,557         141,542
     1,528,794,901  JPY for USD          7/30/07            12,476,102          72,026
        17,274,670  NOK for USD          7/30/07             2,949,515        (53,753)
         2,220,737  NZD for USD          7/30/07             1,706,718        (70,590)
        12,840,410  SEK for USD          7/30/07             1,880,538        (22,571)
        49,213,425  SEK for USD          7/30/07             7,207,537           8,232
                                                         -------------    ------------
                                                         $ 866,438,510    $(5,365,252)
                                                         =============    ============

(Value on Settlement Date $861,073,258)

                                                                            Unrealized
Contracts to Buy                      Settlement Date             Value    Gain (Loss)

          3,007,136  AUD for CHF          7/30/07           $ 2,548,167       $ 53,368
          9,475,943  AUD for Euro         7/30/07             8,029,661         82,143
         11,674,823  AUD for GBP          7/30/07             9,892,934        152,108
          5,640,391  AUD for SEK          7/30/07             4,779,517         28,540
          8,905,272  CAD for CHF          7/30/07             8,384,800        313,788
          2,242,235  CAD for GBP          7/30/07             2,111,187         60,174
          1,907,052  CAD for JPY          7/30/07             1,795,594        (7,378)
          2,322,266  CAD for JPY          7/30/07             2,186,540          5,560
          5,993,536  Euro for AUD         7/30/07             8,120,448         84,719
         11,791,095  Euro for AUD         7/30/07            15,975,373        113,096
          1,240,633  Euro for CHF         7/30/07             1,680,894          2,824
          1,776,954  Euro for CHF         7/30/07             2,407,538       (12,673)
         11,928,876  Euro for CHF         7/30/07            16,162,049         53,306
          1,394,115  Euro for GBP         7/30/07             1,888,841         25,430

------

International Bond
                                                                            Unrealized
Contracts to Buy                      Settlement Date             Value    Gain (Loss)

          3,270,720  Euro for GBP         7/30/07           $ 4,431,393           $861
          1,681,925  Euro for JPY         7/30/07             2,278,785         12,268
         12,102,760  Euro for JPY         7/30/07            16,397,638         97,854
         21,750,779  Euro for JPY         7/30/07            29,469,427          8,347
         12,288,931  Euro for NOK         7/30/07            16,649,875        152,464
          2,840,690  Euro for SEK         7/30/07             3,848,759         14,756
          1,207,620  GBP for Euro         7/30/07             2,423,412         28,907
          4,336,980  GBP for Euro         7/30/07             8,703,307         88,181
         17,766,501  GBP for Euro         7/30/07            35,653,222        259,206
          1,082,550  GBP for JPY          7/30/07             2,172,426         19,761
          3,038,177  GBP for JPY          7/30/07             6,096,913         35,231
          5,864,980  GBP for JPY          7/30/07            11,769,646        148,391
         26,114,153  GBP for JPY          7/30/07            52,405,011        535,870
          1,369,160  GBP for NOK          7/30/07             2,747,584         36,119
        890,627,291  JPY for CAD          7/30/07             7,268,180      (137,415)
        289,598,772  JPY for Euro         7/30/07             2,363,341       (33,283)
        645,160,210  JPY for Euro         7/30/07             5,264,986         12,687
      1,125,132,289  JPY for Euro         7/30/07             9,181,915      (177,237)
      2,591,809,264  JPY for Euro         7/30/07            21,151,089      (448,763)
      1,649,094,395  JPY for GBP          7/30/07            13,457,835      (327,966)
         56,743,294  NOK for Euro         7/30/07             9,688,474        260,801
         54,493,156  SEK for CHF          7/30/07             7,980,779      (126,991)
         55,158,036  SEK for Euro         7/30/07             8,078,153         71,338
          1,961,450  CAD for USD          7/30/07             1,846,812         19,284
          1,978,436  CAD for USD          7/30/07             1,862,805         48,392
          6,177,901  CAD for USD          7/30/07             5,816,831         17,891
         10,500,000  CAD for USD          7/30/07             9,886,323       (45,948)
         11,000,000  CAD for USD          7/30/07            10,357,100        (9,403)
         68,572,505  CHF for USD          7/30/07            56,289,868         79,672
          9,204,804  DKK for USD          7/30/07             1,675,785          8,288
         27,015,477  DKK for USD          7/30/07             4,918,317         21,813
          3,545,010  Euro for USD         7/30/07             4,803,019         11,868
          8,986,105  Euro for USD         7/30/07            12,174,983         52,266
          9,312,724  Euro for USD         7/30/07            12,617,508       (12,122)
         13,000,000  Euro for USD         7/30/07            17,613,280         94,090
         16,720,969  Euro for USD         7/30/07            22,654,700        354,359
         20,176,218  Euro for USD         7/30/07            27,336,106        348,194
         41,700,000  Euro for USD         7/30/07            56,497,982         14,915
          1,300,000  GBP for USD          7/30/07             2,608,797         43,559
          2,028,802  GBP for USD          7/30/07             4,071,333         78,792
          7,927,693  GBP for USD          7/30/07            15,909,031        159,946
         14,500,000  GBP for USD          7/30/07            29,098,117        494,692
      1,130,473,373  JPY for USD          7/30/07             9,225,502         34,139
      1,349,238,587  JPY for USD          7/30/07            11,010,789       (87,156)
      2,553,000,000  JPY for USD          7/30/07            20,834,376         44,745
      3,938,187,043  JPY for USD          7/30/07            32,138,531      (147,513)
      4,149,452,154  JPY for USD          7/30/07            33,862,611      (602,557)
        117,815,200  NOK for USD          7/30/07            20,116,025        662,053

------

International Bond
                                                                            Unrealized
Contracts to Buy                      Settlement Date             Value    Gain (Loss)

          2,220,737  NZD for USD          7/30/07           $ 1,706,718       $ 95,940
        265,184,243  SEK for USD          7/30/07            38,837,478       (77,796)
         24,641,035  SGD for USD          7/30/07            16,144,540      (117,486)
                                                           ------------   ------------
                                                           $847,360,960    $ 3,071,309
                                                           ============   ============

(Value on Settlement Date $844,289,651)

Notes to Schedule of Investments

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

DKK = Danish Krone

Euribor = Euro Interbank Offered Rate

FNMA = Federal National Mortgage Association

GBP = British Pound

JPY = Japanese Yen

MTN = Medium Term Note

NOK = Norwegian Krona

NZD = New Zealand Dollar

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEK = Swedish Krona

SGD = Singapore Dollar

USD = United States Dollar

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective June 30, 2007.

(1) The rate indicated is the yield to maturity at purchase.

(2) Security, or a portion thereof, has been segregated for the initial margin on futures contracts.

See Notes to Financial Statements.

------

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007

ASSETS

Investment securities, at value (cost of $1,556,887,434)            $1,590,125,193

Cash                                                                        19,167

Foreign currency holdings, at value (cost of $6,933,902)                 6,991,299

Receivable for forward foreign currency exchange contracts               7,895,420

Receivable for capital shares sold                                       5,142,854

Receivable for variation margin on futures contracts                       473,205

Interest receivable                                                     25,229,826
                                                                    --------------
                                                                     1,635,876,964
                                                                    --------------

LIABILITIES

Payable for investments purchased                                            6,823

Payable for forward foreign currency exchange contracts                 10,189,363

Payable for capital shares redeemed                                      1,708,650

Accrued management fees                                                  1,043,451

Distribution fees payable                                                   14,925

Service fees payable                                                        14,925
                                                                    --------------
                                                                        12,978,137
                                                                    --------------

NET ASSETS                                                          $1,622,898,827
                                                                    ==============

NET ASSETS CONSIST OF:

Capital paid in                                                     $1,587,877,362

Undistributed net investment income                                     18,789,999

Accumulated net realized loss on investment and foreign currency
transactions                                                          (11,503,191)

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                            27,734,657
                                                                    --------------
                                                                    $1,622,898,827
                                                                    ==============

INVESTOR CLASS
Net assets                                                          $1,440,761,929
Shares outstanding                                                     105,212,800
Net asset value per share                                                   $13.69

INSTITUTIONAL CLASS
Net assets                                                            $109,350,171
Shares outstanding                                                       7,979,381
Net asset value per share                                                   $13.70

ADVISOR CLASS
Net assets                                                             $72,786,727
Shares outstanding                                                       5,324,004
Net asset value per share                                                   $13.67

See Notes to Financial Statements.

------

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND YEAR ENDED DECEMBER 31, 2006
                                               June 30, 2007(1)   December 31, 2006
INVESTMENT INCOME (LOSS)

INCOME:

Interest (net of foreign taxes withheld of
$512,769 and $648,718, respectively)               $ 28,905,804        $ 42,476,541
                                                  -------------      --------------

EXPENSES:

Management fees                                       6,155,259          10,145,324

Distribution fees -- Advisor Class                       89,313             145,121

Service fees -- Advisor Class                            89,313             145,121

Trustees' fees and expenses                              54,321              95,404

Other expenses                                            5,524              11,917
                                                  -------------      --------------
                                                      6,393,730          10,542,887
                                                  -------------      --------------

NET INVESTMENT INCOME (LOSS)                         22,512,074          31,933,654
                                                  -------------      --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                             (8,653,318)        (12,995,524)

Futures transactions                                (8,973,534)           1,361,107

Foreign currency transactions                         9,632,259          17,058,746
                                                  -------------      --------------
                                                    (7,994,593)           5,424,329
                                                  -------------      --------------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                                        (36,709,148)        (23,199,961)

Futures                                             (1,714,887)         (1,955,804)

Translation of assets and liabilities in
foreign currencies                                   16,060,540          88,511,469
                                                  -------------      --------------
                                                   (22,363,495)          63,355,704
                                                  -------------      --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)            (30,358,088)          68,780,033
                                                  -------------      --------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                         $ (7,846,014)       $ 100,713,687
                                                  =============      ==============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2007 AND YEARS ENDED DECEMBER 31, 2006
AND DECEMBER 31, 2005, RESPECTIVELY

Increase (Decrease) in Net                          December 31,      December 31,
Assets                         June 30, 2007(1)             2006              2005

OPERATIONS

Net investment income (loss)       $ 22,512,074     $ 31,933,654      $ 25,477,168

Net realized gain (loss)            (7,994,593)        5,424,329       (6,689,912)

Change in net unrealized
appreciation (depreciation)        (22,363,495)       63,355,704     (122,764,909)
                                 --------------   --------------    --------------
Net increase (decrease) in
net assets resulting from
operations                          (7,846,014)      100,713,687     (103,977,653)
                                 --------------   --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                     (2,803,583)     (28,566,512)      (32,210,099)

 Institutional Class                  (219,137)      (1,936,362)         (155,712)

 Advisor Class                        (109,979)      (1,235,411)       (1,533,430)

From net realized gains:

 Investor Class                              --        (998,578)      (10,322,977)

 Institutional Class                         --          (6,505)          (55,615)

 Advisor Class                               --         (48,079)         (563,204)
                                 --------------   --------------    --------------
Decrease in net assets from
distributions                       (3,132,699)     (32,791,447)      (44,841,037)
                                 --------------   --------------    --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in
net assets from capital
share transactions                  162,108,115      295,279,553       236,559,374
                                 --------------   --------------    --------------

NET INCREASE (DECREASE) IN
NET ASSETS                          151,129,402      363,201,793        87,740,684

NET ASSETS

Beginning of period               1,471,769,425    1,108,567,632     1,020,826,948
                                 --------------   --------------    --------------
End of period                    $1,622,898,827   $1,471,769,425    $1,108,567,632
                                 ==============   ==============    ==============

Accumulated undistributed
net investment income (loss)        $18,789,999       $5,906,220      $(8,735,953)
                                 ==============   ==============    ==============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Bond Fund (the fund) is the sole fund issued by the trust. The fund is nondiversified under the 1940
Act. The fund's investment objective is to seek high total return. The fund pursues its objective by investing in high-quality, non-dollar-denominated government and corporate debt securities issued outside the United States. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock
Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or
there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation
(depreciation) on futures, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2003. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid twice a year, but may be paid less frequently.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds.
The rates for the Investment Category Fee range from 0.4925% to 0.6100% and the rates for the Complex Fee (Investor Class) range from 0.2500% to 0.3100%.
The Institutional Class is 0.2000% less and the Advisor Class is 0.2500% less at each point within the Complex Fee range. The effective annual management fee

------

for each class of the fund for the six months ended June 30, 2007 was 0.82%,
0.62% and 0.57% for the Investor Class, Institutional Class and Advisor Class,
respectively. The effective annual management fee for each class of the fund for the year ended December 31, 2006 was 0.81%, 0.61% and 0.56% for the
Investor Class, Institutional Class and Advisor Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor
Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended June 30, 2007 and the year ended December
31, 2006, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC.

ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment
Management, Inc. (JPMIM) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the
Board of Directors. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund. JPMIM is a wholly owned subsidiary of JPMorgan Chase &
Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2007, were $712,627,098 and
$527,652,479, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                               Six months ended                     Year ended                     Year ended
                               June 30, 2007(1)              December 31, 2006              December 31, 2005
                         Shares          Amount         Shares          Amount         Shares          Amount
INVESTOR CLASS

Sold                 28,075,839   $ 386,025,344     49,493,925   $ 665,869,821     56,500,193   $ 794,411,698

Issued in
reinvestment of
distributions           169,543       2,349,870      1,822,331      24,837,596      2,492,365      33,729,716

Redeemed           (18,645,420)   (255,394,968)   (35,547,787)   (477,989,458)   (45,307,422)   (623,964,559)
                   ------------   -------------   ------------   -------------   ------------   -------------
                      9,599,962     132,980,246     15,768,469     212,717,959     13,685,136     204,176,855
                   ------------   -------------   ------------   -------------   ------------   -------------
INSTITUTIONAL
CLASS

Sold                  2,604,644      35,832,758      6,167,371      85,229,598        489,207       6,807,977

Issued in
reinvestment of
distributions             1,939          26,878         13,040         179,168             99           1,362

Redeemed            (1,071,340)    (14,550,687)      (221,727)     (3,075,151)       (89,382)     (1,201,687)
                   ------------   -------------   ------------   -------------   ------------   -------------
                      1,535,243      21,308,949      5,958,684      82,333,615        399,924       5,607,652
                   ------------   -------------   ------------   -------------   ------------   -------------
ADVISOR CLASS

Sold                  1,482,936      20,383,125      2,635,884      35,416,680      4,913,513      68,651,101

Issued in
reinvestment of
distributions             7,622         105,566         90,030       1,226,226        143,639       1,927,830

Redeemed              (920,813)    (12,669,771)    (2,709,605)    (36,414,927)    (3,217,310)    (43,804,064)
                   ------------   -------------   ------------   -------------   ------------   -------------
                        569,745       7,818,920         16,309         227,979      1,839,842      26,774,867
                   ------------   -------------   ------------   -------------   ------------   -------------
Net increase
(decrease)           11,704,950   $ 162,108,115     21,743,462   $ 295,279,553     15,924,902   $ 236,559,374
                   ============   =============   ============   =============   ============   =============

(1)  The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

------

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or American Century
Global Investment Management, Inc., has a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended June 30, 2007 and the year ended December 31, 2006.

6. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the six months ended June 30,
2007 and the years ended December 31, 2006 and December 31, 2005, respectively, were as follows:

                           June 30, 2007(1)   December 31, 2006  December 31, 2005
DISTRIBUTIONS PAID FROM

Ordinary income               $3,132,699         $31,738,285        $37,623,143

Long-term capital gains           --             $1,053,162         $7,217,894

(1)  The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of foreign currency gains, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                     $1,558,246,841
                                                                    ==============
Gross tax appreciation of investments                                  $49,344,217

Gross tax depreciation of investments                                 (17,465,865)
                                                                    --------------
Net tax appreciation (depreciation) of investments                     $31,878,352
                                                                    ==============
Net tax appreciation (depreciation) on derivatives and
translation of assets and liabilities in foreign currencies           $(3,411,757)
                                                                    --------------
Net tax appreciation (depreciation)                                    $28,466,595
                                                                    ==============
Undistributed ordinary income                                          $17,572,099

Accumulated capital losses                                           $(11,017,229)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers of $(9,602,222) and
$(1,415,007) expire in 2014 and 2015, respectively.

------

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statements.

------

FINANCIAL HIGHLIGHTS
International Bond

Investor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                        2007(1)         2006        2005    2004(2)    2003(2)       2002
PER-SHARE DATA

Net Asset
Value,
Beginning
of Period                $13.78       $13.03      $14.76     $13.64     $12.19     $10.08
                       --------     --------    --------   --------   --------   --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)                 0.20         0.34        0.30       0.36       0.37       0.36

 Net Realized
 and
 Unrealized
 Gain (Loss)             (0.26)         0.73      (1.49)       1.40       2.03       2.01
                       --------     --------    --------   --------   --------   --------
 Total From
 Investment
 Operations              (0.06)         1.07      (1.19)       1.76       2.40       2.37
                       --------     --------    --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                  (0.03)       (0.31)      (0.41)     (0.59)     (0.85)     (0.26)

 From Net
 Realized
 Gains                       --       (0.01)      (0.13)     (0.05)     (0.10)         --
                       --------     --------    --------   --------   --------   --------
 Total
 Distributions           (0.03)       (0.32)      (0.54)     (0.64)     (0.95)     (0.26)
                       --------     --------    --------   --------   --------   --------
Net Asset Value,
End of Period            $13.69       $13.78      $13.03     $14.76     $13.64     $12.19
                       ========     ========    ========   ========   ========   ========

TOTAL RETURN(4)         (0.45)%        8.25%     (8.23)%     13.10%     19.91%     23.53%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                 0.83%(5)        0.82%       0.82%      0.83%      0.84%      0.85%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets                 2.95%(5)        2.51%       2.17%      2.60%      2.80%      3.28%

Portfolio
Turnover Rate               37%         206%        226%       104%       112%       137%

Net Assets,
End of Period
(in thousands)       $1,440,762   $1,317,505  $1,040,576   $976,828   $622,657   $315,491

(1)  January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2)  Certain distributions in 2004 and 2003 were reclassified between net investment income and net realized gains to conform to current year presentation.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

See Notes to Financial Statements.

------

International Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                                      2007(1)       2006       2005   2004(2)(3)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                    $13.78     $13.04     $14.77       $13.37
                                     --------   --------   --------     --------
Income From Investment
Operations

 Net Investment
 Income (Loss)(4)                        0.21       0.35       0.36         0.17

 Net Realized and
 Unrealized Gain (Loss)                (0.26)       0.74     (1.52)         1.84
                                     --------   --------   --------     --------
 Total From Investment
 Operations                            (0.05)       1.09     (1.16)         2.01
                                     --------   --------   --------     --------
Distributions

 From Net Investment Income            (0.03)     (0.34)     (0.44)       (0.57)

 From Net Realized Gains                   --     (0.01)     (0.13)       (0.04)
                                     --------   --------   --------     --------
 Total Distributions                   (0.03)     (0.35)     (0.57)       (0.61)
                                     --------   --------   --------     --------
Net Asset Value, End of Period         $13.70     $13.78     $13.04       $14.77
                                     ========   ========   ========     ========

TOTAL RETURN(5)                       (0.34)%      8.43%    (7.98)%       15.25%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                   0.63%(6)      0.62%      0.62%     0.63%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets         3.15%(6)      2.71%      2.37%     2.88%(6)

Portfolio Turnover Rate                   37%       206%       226%      104%(7)

Net Assets, End of Period
(in thousands)                       $109,350    $88,812     $6,329       $1,263

(1)  January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2)  August 2, 2004 (commencement of sale) through December 31, 2004.

(3)  Certain distributions in 2004 were reclassified between net investment income and net realized gains to conform to current year presentation.

(4)  Computed using average shares outstanding throughout the period.

(5)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6)  Annualized.

(7)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended December 31, 2004.

See Notes to Financial Statements.

------

International Bond

Advisor Class
For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                          2007(1)      2006      2005  2004(2)   2003(2)      2002
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                     $13.77    $13.01    $14.75   $13.62    $12.16    $10.03
                          -------   -------   -------  -------   -------   -------
Income From
Investment
Operations

 Net Investment
 Income (Loss)(3)            0.18      0.30      0.27     0.32      0.29      0.33

 Net Realized and
 Unrealized Gain
 (Loss)                    (0.26)      0.74    (1.51)     1.42      2.08      2.00
                          -------   -------   -------  -------   -------   -------
 Total From
 Investment
 Operations                (0.08)      1.04    (1.24)     1.74      2.37      2.33
                          -------   -------   -------  -------   -------   -------
Distributions

 From Net
 Investment
 Income                    (0.02)    (0.27)    (0.37)   (0.56)    (0.81)    (0.20)

 From Net
 Realized
 Gains                         --    (0.01)    (0.13)   (0.05)    (0.10)        --
                          -------   -------   -------  -------   -------   -------
 Total
 Distributions             (0.02)    (0.28)    (0.50)   (0.61)    (0.91)    (0.20)
                          -------   -------   -------  -------   -------   -------
Net Asset Value, End
of Period                  $13.67    $13.77    $13.01   $14.75    $13.62    $12.16
                          =======   =======   =======  =======   =======   =======

TOTAL RETURN(4)           (0.57)%     8.03%   (8.47)%   12.93%    19.60%    23.24%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets       1.08%(5)     1.07%     1.07%    1.08%     1.09%     1.10%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               2.70%(5)     2.26%     1.92%    2.35%     2.55%     3.03%

Portfolio
Turnover Rate                 37%      206%      226%     104%      112%      137%
Net Assets, End
of Period (
in thousands)             $72,787   $65,452   $61,663  $42,736   $21,137    $3,192

(1)  January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2)  Certain distributions in 2004 and 2003 were reclassified between net investment income and net realized gains to conform to current year presentation.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

See Notes to Financial Statements.

------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century International Bond Funds and
Shareholders of the International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International
Bond Fund (the sole fund comprising the American Century International Bond
Funds, hereafter referred to as the "Fund") at June 30, 2007, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the
Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 20, 2007

------

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM or the
investment advisor); the fund's principal underwriter, American Century
Investment Services, Inc. (ACIS); and the fund's transfer agent, American
Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for eight registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTOR

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 109
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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RONALD J. GILSON
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

KATHRYN A. HALL
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer and Chief
Investment Officer, Hall Capital Partners, LLC (April 2002 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

PETER F. PERVERE
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Cadence Design Systems (1992
to present)

JEANNE D. WOHLERS
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century funds (1997 to
September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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APPROVAL OF MANAGEMENT AGREEMENT
International Bond

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning International Bond (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

*  the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

*  reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

*  data comparing the cost of owning the fund to the cost of owning a similar fund;

*  data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

*  financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

*  data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

*  fund construction and design

*  portfolio security selection

*  initial capitalization/funding

*  securities trading

*  custody of fund assets

*  daily valuation of the fund's portfolio

*  shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

*  legal services

*  regulatory and portfolio compliance

*  financial reporting

*  marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems

------

to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Performance information presented to the Directors showed that the fund's performance was below its benchmark for both the one and three year periods during part of the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the

------

fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was in the lowest quartile of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

------

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

The board of directors also unanimously approved the renewal of the investment subadvisory agreement by which J.P. Morgan Investment Management, Inc. (the
"subadvisor") is engaged to manage the investments of the fund. In approving the subadvisory agreement, the board considered all material factors including the nature, extent, and quality of investment management services provided by the subadvisor to the fund under the agreement. As a part of this review the board evaluated the subadvisor's investment performance and capabilities, as well as its compliance policies, procedures, and regulatory experience. The
Directors noted that the management fees paid to the subadvisor under the subadvisory agreement were subject to arm's length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

------

SHARE CLASS INFORMATION

Three classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class and Advisor Class. The total expense ratio for
Institutional Class shares is lower than that of Investor Class shares. The total expense ratio for Advisor Class shares is higher than that of Investor
Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The JPMORGAN GLOBAL TRADED GOVERNMENT BOND INDEX (JPM GTGBI) is a
market-capitalization weighted index consisting of regularly traded, fixed-rate government bonds from certain developed foreign countries in North
America, Europe, Asia, and Australia.

The JPMORGAN GOVERNMENT BOND INDEX - GLOBAL (GBI GLOBAL), EXCLUDING U.S. is a
market-capitalization weighted index consisting of returns from investing in
13 developed government bond markets with the U.S. excluded.

Since January 1998, the FUND BENCHMARK has been the JPM GTGBI with the U.S.
excluded and Japan weighted at 15%.

Prior to January 1998, the FUND BENCHMARK was the J.P. Morgan ECU-Weighted
European Index.

------

NOTES

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NOTES

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NOTES

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[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INTERNATIONAL BOND FUNDS

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0708
SH-ANN-55627N

ITEM 2.  CODE OF ETHICS.

a.   The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.   No response required.

c.   None.

d.   None.

e.   Not applicable.

f.   The registrant's Code of Ethics for Senior Financial Officers was filed as
     Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.'s
     Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on
     September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)   The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)   Jeanne D. Wohlers and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent"
         as defined in Item 3 of Form N-CSR.

(a)(3)   Not applicable.

(b)      No response required.

(c)      No response required.

(d)      No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

         FY 2006:  $24,847
         FY 2007:  $19,635

(b)      Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

         For services rendered to the registrant:

         FY 2006:  $0
         FY 2007:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(c)      Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

         For services rendered to the registrant:

         FY 2006:  $4,670
         FY 2007:  $3,670

         These services included review of federal and state income tax forms and federal excise tax forms for 2006.

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(d)      All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

         For services rendered to the registrant:

         FY 2006:  $0
         FY 2007:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(e)(1)   In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the
         registrant's audit committee.   Pursuant to paragraph (c)(7)(ii) of
         Rule 2-01 of Regulation S-X, the registrant's audit committee also pre-approves its accountant's engagements for non-audit services with the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)   All services described in each of paragraphs (b) through (d) of this
         Item were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of
         Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph
         (c)(7)(i)(C).

 (f)     The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50%.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

         FY 2006:  $258,250
         FY 2007:  $18,070

         The fund changed its fiscal year end from December 31 to June 30.
         Therefore, the amounts reported in this Item 4(g) represent a six-month reporting period from January 1, 2007 to June 30, 2007.

(h)      The registrant's investment adviser and accountant have notified the registrant's audit committee of all non-audit services that were rendered by the registrant's accountant to the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
         Regulation S-X.  The notification provided to the registrant's audit committee included sufficient details regarding such services to allow the registrant's audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)   Registrant's Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios,
         Inc.'s Certified Shareholder Report on Form N-CSR, File No. 811-21591,
         on September 29, 2005.

(a)(2)   Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the
         Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
         Company Act of 1940, are filed and attached hereto as Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY INTERNATIONAL BOND FUNDS

         /s/ Jonathan S. Thomas
By:      ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President

Date:    August 29, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         /s/ Jonathan S. Thomas
By:      ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President
                (principal executive officer)

Date:    August 29, 2007

         /s/ Robert J. Leach
By:      ----------------------------------------
         Name:  Robert J. Leach
         Title: Vice President, Treasurer, and
                Chief Financial Officer
                (principal financial officer)

Date:    August 29, 2007